UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K
______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 6, 2025
EDGEWELL PERSONAL CARE COMPANY

(Exact name of registrant as specified in its charter)

Missouri	1-15401	43-1863181
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Research Drive, Shelton, Connecticut 06484
(Address of principal executive offices)

203-944-5500
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EPC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
On February 10, 2025, Edgewell Personal Care Company ("the Company") issued a press release announcing financial and operating results for its first quarter of fiscal 2025. This press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.
The information contained in this Current Report on Form 8-K under Item 2.02, including the accompanying Exhibit 99.1, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K under Item 2.02, including the accompanying Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 5.07 Submission of Matters to a Vote of Security Holders
The Company held its Annual Meeting of Shareholders (the “Annual Meeting”) on Thursday, February 6, 2025. Of the 48,636,882 shares outstanding and entitled to vote at the Annual Meeting, 44,633,813 shares were represented in person or by proxy, constituting a quorum.

The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1: Management's nominees for director were elected to serve until the Annual Meeting of Shareholders to be held in 2026 or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Against	Abstain	Broker Non-Votes
Robert W. Black	41,432,850	372,912	102,605	2,725,446
George R. Corbin	41,440,321	369,147	98,899	2,725,446
Carla C. Hendra	41,178,668	656,297	73,402	2,725,446
John C. Hunter, III	41,137,790	669,957	100,620	2,725,446
James C. Johnson	40,558,105	1,246,091	104,171	2,725,446
Rod R. Little	41,687,837	126,724	93,806	2,725,446
Rakesh Sachdev	39,647,254	2,158,372	102,741	2,725,446
Swan Sit	41,109,427	739,904	59,036	2,725,446
Stephanie Stahl	41,495,726	350,120	62,521	2,725,446
Gary K. Waring	41,096,833	706,084	105,450	2,725,446

Proposal 2: The appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal 2025 was ratified by the shareholders by the votes set forth in the table below:

For	Against	Abstain
43,619,751	953,379	60,638

Proposal 3: The Company's executive compensation, as described in the Company's Proxy Statement, was approved by the non-binding advisory votes of the shareholders as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
40,355,871	1,451,659	100,837	2,725,446

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of First Quarter Earnings for Edgewell Personal Care Company issued on February 10, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

		By:	/s/ Francesca Weissman
Francesca Weissman
Chief Financial Officer
(principal financial officer)

Date:	February 10, 2025